Exhibit 10.2

Loan Number: 1011173-0

THIRD AMENDMENT TO FIVE-YEAR TERM LOAN AGREEMENT

This THIRD AMENDMENT TO FIVE-YEAR TERM LOAN AGREEMENT (this “Amendment”) is dated as of June 26, 2015, by and among PREIT Associates, L.P., a Delaware limited partnership (“PREIT”), PREIT-RUBIN, INC., a Pennsylvania corporation (“PREIT-RUBIN”; together with PREIT, each individually, a “Borrower” and collectively, the “Borrower”), PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, a Pennsylvania business trust (the “Parent”), each of the LENDERS (as defined below) and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Administrative Agent”).

WHEREAS, the Borrower, the Parent, each of the financial institutions initially a signatory thereto together with their assignees pursuant to Section 11.6.(b) (the “Lenders”), and the Administrative Agent have entered into that certain Five-Year Term Loan Agreement dated as of January 8, 2014 (as amended and in effect immediately prior to the date hereof, the “Term Loan Agreement”); and

WHEREAS, the Borrower, the Parent, the Lenders and the Administrative Agent desire to amend certain provisions of the Term Loan Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.    Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings given such terms in the Term Loan Agreement.

Section 2.    Specific Amendments to Term Loan Agreement. Upon the effectiveness of this Amendment, the parties hereto agree that the Term Loan Agreement shall be amended as follows:

(a)    The Term Loan Agreement is amended by adding the following sentence at the end of the definition of “LIBOR”:

If LIBOR determined as provided above would be less than zero, LIBOR shall be deemed to be zero for each LIBOR Loan that has not been identified by the Borrower in accordance with the terms of this Agreement as being subject to a Specified Derivative Contract that provides a hedge against interest rate risk.

(b)    The Term Loan Agreement is further amended by restating the last sentence in the definition of “Unencumbered Property” in its entirety as follows:

Notwithstanding anything to the contrary in this definition, if a Property listed on Schedule 1.1(B) at any time after the Effective Date fails to satisfy any requirements in clause (b) of this definition (other than those, if any, it failed to satisfy on the Effective Date), such Property shall no longer be an Unencumbered Property until such time as it satisfies at least all of the requirements in such clause (b) that it satisfied on the Effective Date.
(c)    The Term Loan Agreement is further amended by adding the following definitions to Section 1.1. thereof in the appropriate alphabetical order:

“Anti-Corruption Laws” means all Applicable Laws of any jurisdiction concerning or relating to bribery, corruption or money laundering, including without limitation, the Foreign Corrupt Practices Act of 1977, as amended.

“Third Amendment Effective Date” means June 26, 2015.

Exhibit 10.2

“2015 Five-Year Term Loan Agreement” means that certain Five -Year Term Loan Agreement dated as of June 26, 2015 by and among PREIT, PREIT-RUBIN, the Parent, the financial institutions party thereto as “Lenders”, Wells Fargo, as Administrative Agent, and the other parties thereto.

(d)    The Term Loan Agreement is further amended by restating the fifth sentence of Section 2.9. thereof in its entirety as follows:

Such notice of a Continuation shall be by telephone (confirmed immediately in writing), telecopy, electronic mail or other similar form of communication, confirmed immediately in writing if by telephone, in the form of a Notice of Continuation, specifying (a) the proposed date of such Continuation, (b) the LIBOR Loan and portion thereof subject to such Continuation, (c) the duration of the selected Interest Period, all of which of the foregoing (a), (b) and (c) shall be specified in such manner as is necessary to comply with all limitations on Loans outstanding hereunder, and (d) the amount of such LIBOR Loan, or portion thereof, that the Borrower has elected to have subject to a Specified Derivatives Contract that provides a hedge against interest rate risk and the Specified Derivatives Contract(s) to which such amount is subject.

(e)    The Term Loan Agreement is further amended by restating the sixth sentence of Section 2.10. thereof in its entirety as follows:

Subject to the restrictions specified above, each Notice of Conversion shall be by telephone (confirmed immediately in writing), telecopy, electronic mail or other similar form of communication in the form of a Notice of Conversion specifying (a) the requested date of such Conversion, (b) the Type of Loan to be Converted, (c) the portion of such Type of Loan to be Converted, (d) the Type of Loan such Loan is to be Converted into, and (e) if such Conversion is into a LIBOR Loan, the requested duration of the Interest Period of such Loan and the amount of such LIBOR Loan, if any, that the Borrower has elected to have subject to a Specified Derivatives Contract that provides a hedge against interest rate risk and the Specified Derivatives Contract(s) to which such amount is subject.

(f)    The Term Loan Agreement is further amended by adding the following subsection (y) immediately following subsection (x) of Section 6.1. thereof.

(y)    LIBOR Loans Subject to Specified Derivatives Contracts. Schedule 6.1.(y) is, as of the Third Amendment Effective Date, a true, correct and complete listing of all Specified Derivatives Contracts outstanding as of such date that provide a hedge against interest rate risk, specifying with respect to each such Specified Derivatives Contract, the amount, if any, of LIBOR Loans outstanding on the Second Amendment Effective Date that the Borrower has elected to have subject to such Specified Derivatives Contract.

(g)    The Term Loan Agreement is further amended by adding the phrase “or in any manner that would directly or indirectly violate Anti-Corruption Laws” after the word “person” and before the period at the end of Section 6.1.

(h)    The Term Loan Agreement is further amended by restating the first sentence of Section 7.16. in its entirety as follows:

PREIT-RUBIN may request in writing that the Administrative Agent release it as a Borrower (but not as a Guarantor unless otherwise permitted by Section 7.15.(d)), so long as (a) the Parent delivers a certificate signed by the chief financial officer of the Parent certifying that no Event of Default then exists or would occur as a result of such release and (b) effective upon its release as a Borrower, PREIT-RUBIN will be released as a “Borrower” under the Existing Credit Agreement, Seven-Year Term Loan Agreement, and the 2015 Five-Year Term Loan Agreement.

2

Exhibit 10.2

(i)    The Term Loan Agreement is further amended by restating Section 8.1(d) in its entirety as follows:

(d)    Unencumbered Debt Yield. The Parent shall not permit the Unencumbered Debt Yield to be less than 11.0% at any time.

(j)    The Term Loan Agreement is further amended by adding the following new clause (vi) to the end of Section 9.1.(d) thereof and changing the period at the end of clause (v) of such Section to “; or”:

(vi)    An Event of Default under and as defined in the 2015 Five-Year Term Loan Agreement shall occur.

(k)    The Term Loan Agreement is further amended by restating the address for communications to the Administrative Agent in Section 11.1. thereof as follows:

If to the Administrative Agent:

Wells Fargo Bank, National Association, as Administrative Agent
550 South Tryon Street, 6th Floor
MAC D1086-061
Charlotte, North Carolina 28202
Attention: D. Bryan Gregory
Telephone:     (704) 410‑1776
Telecopy:     (704) 410-0329

with copies to:

Wells Fargo Bank, National Association, as Administrative Agent
608 Second Avenue, 11th Floor
MAC N9303-110
Minneapolis, Minnesota 55402
Attention: Anthony J. Gangelhoff
Telephone:     (612) 316-0109
Telecopy:     (877) 410-5023

and:

Wells Fargo Bank, National Association, as Administrative Agent
1750 H Street, NW Suite 400
Washington, D.C. 20006
Attention: Loan Administration Manager
Telephone:     (202) 303-3000
Telecopy:     (202) 429-2985

(l)    The Term Loan Agreement is further amended by attaching thereto Schedule 6.1.(y) attached hereto.

(m)    The Term Loan Agreement is further amended by deleting the word “and” before clause (f) of Section 11.9. thereof, replacing the period at the end of clause (f) of Section 11.9 thereof with a semicolon, and adding the following clauses (g) and (h) after clause (f) of Section 11.9. thereof:

(g) to the extent requested by, or required to be disclosed to, any nationally recognized rating agency or regulator or similar authority (including any self-regulatory authority, such as the National

3

Exhibit 10.2

Association of Insurance Commissioners) having or purporting to have jurisdiction over it; and (h) with the consent of the Parent or PREIT.

(n)    The Term Loan Agreement is further amended by deleting Exhibits C and D in their entireties and substituting in lieu thereof the Exhibits C and D attached hereto.

Section 3.    Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)    a counterpart of this Amendment duly executed by the Borrower, the Parent, the Administrative Agent and each of the Lenders;

(b)    a Guarantor Acknowledgement substantially in the form of Annex A attached hereto, executed by each Guarantor; and

(c)    such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 5.    Representations. Each Borrower and the Parent represent and warrant to the Administrative Agent and the Lenders that:

(a)    Authorization. The Parent and each Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Term Loan Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized signatory of the Parent and each Borrower or a general partner of such Borrower, as applicable, and both this Amendment and the Term Loan Agreement, as amended by this Amendment, are legal, valid and binding obligations of the Parent and each Borrower and are enforceable against such Persons in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or in the Term Loan Agreement may be limited by equitable principles generally.

(b)    Compliance with Laws, etc. The execution and delivery by the Parent and each Borrower of this Amendment and the performance by the Parent and each Borrower of this Amendment and the Term Loan Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to any Loan Party or any other Subsidiary; (ii)  result in a breach of or constitute a default under the declaration of trust, certificate or articles of incorporation, bylaws, partnership agreement or other organizational documents of any Loan Party or any other Subsidiary, or any indenture, agreement or other instrument to which any Loan Party or any other Subsidiary is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party or any other Subsidiary other than in favor of the Administrative Agent for the benefit of the Lenders.

(c)    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof, nor will exist immediately after giving effect to this Amendment.

Section 6.    Reaffirmation of Representations. The Parent and each Borrower hereby certify that as of the date hereof the representations and warranties made or deemed made by the Parent and each Borrower to the Administrative Agent and the Lenders in the Term Loan Agreement and the other Loan Documents to the Parent or Borrower is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation and warranty is true and correct in all respects) except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (except in the case of a representation or

4

Exhibit 10.2

warranty qualified by materiality, in which case, such representation or warranty was true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents.

Section 7.    Certain References. Each reference to the Term Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Term Loan Agreement as amended by this Amendment. This Amendment is a Loan Document.

Section 8.    Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses (including the reasonable fees and disbursements of counsel to the Administrative Agent) incurred in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 9.    Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 10.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH COMMONWEALTH.

Section 11.    Effect. Except as expressly herein amended, the terms and conditions of the Term Loan Agreement and the other Loan Documents remain in full force and effect. The amendments contained in Section 2 hereof shall be deemed to have prospective application only. The Term Loan Agreement is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Term Loan Agreement or any other Loan Document.

Section 12.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

[Signatures commence on next page]

5

Exhibit 10.2

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Five-Year Term Loan Agreement to be executed by their authorized officers all as of the day and year first above written.

PREIT Associates, L.P.

By:    Pennsylvania Real Estate Investment Trust,
its general partner

By: /s/ Andrew Ioannou
Name: Andrew Ioannou
Title: Executive Vice President - Finance & Acquisitions and Treasurer

PREIT-RUBIN, INC.

By: /s/ Andrew Ioannou
Name: Andrew Ioannou
Title: Executive Vice President - Finance & Acquisitions and Treasurer

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

By: /s/ Andrew Ioannou
Name: Andrew Ioannou
Title: Executive Vice President - Finance & Acquisitions and Treasurer

[Signatures Continued on Next Page]

Exhibit 10.2

[Signature Page to Third Amendment to Five-Year Term Loan Agreement
with PREIT Associates, L.P. et al.]

Wells Fargo Bank, National Association, as Administrative Agent and as a Lender

By: /s/ D. Bryan Gregory
Name: D. Bryan Gregory
     Title: Director

[Signatures Continued on Next Page]

Exhibit 10.2

[Signature Page to Third Amendment to Five-Year Term Loan Agreement
with PREIT Associates, L.P. et al.]

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Renee Lewis
Name: Renee Lewis
Title: Senior Vice President

Exhibit 10.2

[Signature Page to Third Amendment to Five-Year Term Loan Agreement
with PREIT Associates, L.P. et al.]

BANK OF AMERICA, N.A.

By:
Name:
Title:

[Signatures Continued on Next Page]

Exhibit 10.2

[Signature Page to Third Amendment to Five-Year Term Loan Agreement
with PREIT Associates, L.P. et al.]

CITIBANK, N.A.

By: /s/ John Rowland
Name: John Rowland
Title: Vice President

[Signatures Continued on Next Page]

Exhibit 10.2

[Signature Page to Third Amendment to Five-Year Term Loan Agreement
with PREIT Associates, L.P. et al.]

JPMORGAN CHASE BANK, N.A.

By: /s/ Elizabeth Johnson
Name: Elizabeth Johnson
Title: Executive Director

[Signatures Continued on Next Page]

Exhibit 10.2

[Signature Page to Third Amendment to Five-Year Term Loan Agreement
with PREIT Associates, L.P. et al.]

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Sharon L. Schmidt
Name: Sharon L. Schmidt
Title: Vice President

[Signatures Continued on Next Page]

Exhibit 10.2

[Signature Page to Third Amendment to Five-Year Term Loan Agreement
with PREIT Associates, L.P. et al.]

MUFG UNION BANK, N.A. (formerly known as Union Bank, N.A.)

By: /s/ Donald Wattson
Name: Donald Wattson
Title: Vice President

Exhibit 10.2

Schedule 6.1.(y)
Specified Derivatives Contracts

Chatham Financial Ref #	Amount	Effective Date
CFPREIT2012041201	$25,000,000	03/12/2013
CFPREIT2014010802	$20,000,000	02/03/2014
CFPREIT2014010803	$20,000,000	02/03/2014
CFPREIT2014010804	$20,000,000	02/03/2014
CFPREIT2014010805	$20,000,000	02/03/2014
CFPREIT2014010806	$20,000,000	02/03/2014
CFPREIT2015040801	$25,000,000	05/01/2015

Exhibit 10.2

ANNEX A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of June __, 2015 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and each “Lender” a party to the Term Loan Agreement referred to below (the “Lenders”).

WHEREAS, PREIT Associates, L.P., a Delaware limited partnership (“PREIT”), PREIT-RUBIN, INC., a Pennsylvania corporation (“PREIT-RUBIN”; together with PREIT, each individually, a “Borrower” and collectively, the “Borrower”), PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, a Pennsylvania business trust (the “Parent”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Five-Year Term Loan Agreement dated as of January 8, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of January 8, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Term Loan Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Parent, the Administrative Agent and the Lenders are to enter into a Third Amendment to Term Loan Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Term Loan Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2. Governing Law. THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH COMMONWEALTH.

Section 3. Counterparts. This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

[Signatures on Next Page]

Exhibit 10.2

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

THE GUARANTORS:

[GUARANTOR]

By:

Name:
Title:

Address for Notices for all Guarantors:

c/o PREIT Associates, L.P.
200 South Broad Street
Philadelphia, PA 19102
Attention: Andrew Ioannou
Telephone: (215) 875-0700
Telecopy: (215) 546-7311

Exhibit 10.2

EXHIBIT C

FORM OF NOTICE OF CONTINUATION

____________, 20__

Wells Fargo Bank, National Association,
as Administrative Agent
550 South Tryon Street, 6th Floor
MAC D1086-061
Charlotte, North Carolina 28202
Attention: D. Bryan Gregory

Ladies and Gentlemen:

Reference is made to that certain Five-Year Term Loan Agreement dated as of January 8, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among PREIT Associates, L.P. (“PREIT”), PREIT-Rubin, Inc. (“PREIT-Rubin”), Pennsylvania Real Estate Investment Trust (the “Parent”; together with PREIT and PREIT-Rubin, each individually, a “Borrower” and collectively, the “Borrower”), the financial institutions party thereto and their assignees under Section 11.6.(b) thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

Pursuant to Section 2.9. of the Credit Agreement, the Borrower hereby requests a Continuation of a LIBOR Loan under the Credit Agreement, and in that connection sets forth below the information relating to such Continuation as required by such Section of the Credit Agreement:

1.	The requested date of such Continuation is ____________, 20__.

2.	The LIBOR Loan to be continued pursuant hereto is a Loan in the aggregate principal amount of $________________.

3.	The portion of the principal amount of such LIBOR Loan subject to the requested Continuation is $__________________________.

3.	The current Interest Period of such LIBOR Loan subject to such Continuation ends on ________________, 20__.

4.	The duration of the Interest Period for such LIBOR Loan or portion thereof subject to such Continuation is:

[Check one box only]

☐    one month
☐    three months
☐    six months

Exhibit 10.2

5.
The amount of any such LIBOR Loan, or portion thereof, so Continued that the Borrower has elected to have subject to a Specified Derivatives Contract that provides a hedge against interest rate risk is $_____________, and the Specified Derivatives Contract(s) to which such amount is subject is (are) as follows: ___________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________.

The Borrower hereby certifies to the Administrative Agent and the Lenders that as of the date hereof, as of the proposed date of the requested Continuation, and after giving effect to such Continuation, (a) no Default or Event of Default shall have occurred and be continuing, and (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, are and shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents.

If notice of the requested Continuation was given previously by telephone, this Notice of Continuation is to be considered written confirmation of such telephone notice required by Section 2.9. of the Credit Agreement.

[Remainder of Page Intentionally Left Blank]

Exhibit 10.2

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Notice of Continuation as of the date first written above.

PREIT Associates, L.P.

By:    Pennsylvania Real Estate Investment Trust,
its general partner

By:
Name:
Title:

PREIT-RUBIN, INC.

By:
Name:
Title:

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

By:
Name:
Title:

Exhibit 10.2

EXHIBIT D

FORM OF NOTICE OF CONVERSION

____________, 20__

Wells Fargo Bank, National Association,
as Administrative Agent
550 South Tryon Street, 6th Floor
MAC D1086-061
Charlotte, North Carolina 28202
Attention: D. Bryan Gregory

Ladies and Gentlemen:

Reference is made to that certain Five-Year Term Loan Agreement dated as of January 8, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among PREIT Associates, L.P. (“PREIT”), PREIT-Rubin, Inc. (“PREIT-Rubin”), Pennsylvania Real Estate Investment Trust (the “Parent”; together with PREIT and PREIT-Rubin, each individually, a “Borrower” and collectively, the “Borrower”), the financial institutions party thereto and their assignees under Section 11.6.(b) thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

Pursuant to Section 2.10. of the Credit Agreement, the Borrower hereby requests a Conversion of a Loan of one Type into a Loan of another Type under the Credit Agreement, and in that connection sets forth below the information relating to such Conversion as required by such Section of the Credit Agreement:

1.	The requested date of such Conversion is ______________, 20__.

2.	The Type of Loan to be Converted pursuant hereto is currently:

[Check one box only]

☐	Base Rate Loan

☐	LIBOR Loan

3.	The aggregate principal amount of the Loans subject to the requested Conversion is $_____________________ and the portion of such principal amount subject to such Conversion is $___________________.

4.	The amount of such Loan to be so Converted is to be converted into Loan of the following Type:

[Check one box only]

Base Rate Loan
LIBOR Loan, with an initial Interest Period for a duration of:

[Check one box only]

☐	one month

☐	three months

☐	six months

Exhibit 10.2

5.
The amount of any such Loan, or portion thereof, so Converted to a LIBOR Loan that the Borrower has elected to have subject to a Specified Derivatives Contract that provides a hedge against interest rate risk is $_____________, and the Specified Derivatives Contract(s) to which such amount is subject is (are) as follows: ___________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________.

The Borrower hereby certifies to the Administrative Agent and the Lenders that as of the date hereof, as of the proposed date of the requested Conversion, and after giving effect to such Conversion, (a) no Default or Event of Default shall have occurred and be continuing (provided the certification under this clause (a) shall not be made in connection with a Conversion of a Loan into a Base Rate Loan), and (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, are and shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents.

If notice of the requested Conversion was given previously by telephone, this Notice of Conversion is to be considered the written confirmation of such telephone notice required by Section 2.10. of the Credit Agreement.

[Remainder of Page Intentionally Left Blank]

Exhibit 10.2

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Notice of Conversion as of the date first written above.

PREIT Associates, L.P.

By:    Pennsylvania Real Estate Investment Trust,
its general partner

By:________________
Name:
Title:

PREIT-RUBIN, INC.

By:________________
Name:

Title:

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

By:________________
Name:

Title: